                                SCHEDULE 14A
                               (Rule 14a-101)
                   INFORMATION REQUIRED IN PROXY STATEMENT
                          SCHEDULE 14A INFORMATION
         Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant  (X)
Filed by a Party other than the Registrant  ( )
Check the appropriate box:

( )   Preliminary Proxy Statement               ( )   Confidential, for Use
                                                      of the Commission
                                                      Only (as permitted by
                                                      Rule 14c-6(e)(2)
(X)   Definitive Proxy Statement

( )   Definitive Additional Materials

( )   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                     Universal Capital Investment Trust
      ---------------------------------------------------------------------
              (Name of Registrant as Specified in Its Charter)

      ---------------------------------------------------------------------
          (Name of Person(s) Filing Proxy Statement, if other than the
                                  Registrant)

Payment of filing fee (Check the appropriate box):

(X)   No fee required.

( )   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-
      11.

(1)   Title of each class of securities to which transaction applies:

---------------------------------------------------------------------------
(2)   Aggregate number of securities to which transaction applies:

---------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.)

---------------------------------------------------------------------------
(4)   Proposed maximum aggregate value of transaction:

---------------------------------------------------------------------------
(5)   Total fee paid:

---------------------------------------------------------------------------
( )   Fee paid with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)   Amount Previously Paid:

---------------------------------------------------------------------------
(2)   Form, Schedule or Registration Statement No.:

---------------------------------------------------------------------------
(3)   Filing Party:

---------------------------------------------------------------------------
(4)   Date Filed:

---------------------------------------------------------------------------

                       Universal Capital Growth Fund
                            One Oakbrook Terrace
                                Suite 708
                      Oakbrook Terrace, Illinois 60181
                              630-932-3000


                                                               July 16, 1997

Dear Shareholder:

As was recently announced, the Fund's investment adviser, Integrated Financial Services, Inc. ("IFS"), has entered into an Asset Purchase Agreement with Graver, Bokhof, Goodwin & Sullivan ("GBGS"), pursuant to which GBGS would assume the investment management of the Fund under the same terms and conditions as the Fund's current investment advisory agreement. Notwithstanding the proposed change in investment management, Dreher & Associates, Inc. ("Dreher") would continue to serve as the Fund's distributor.

Under the Investment Company Act of 1940, the asset sale would constitute an "assignment" of the Fund's investment advisory agreement and, therefore, would result in an automatic termination of that agreement. Accordingly, it is necessary for you to approve a new investment advisory agreement. In addition, you are also being asked to elect a new Board of Trustees.

As you review the attached materials, please keep in mind that IFS, not your Fund, plans to sell its assets to GBGS. Also, it is important to remember that GBGS has agreed to manage the Fund without any change in investment advisory fees and has agreed to assume the current undertaking of IFS to limit the Fund's ordinary operating expenses to 2% of the Fund's average daily net assets through December 31, 1997.

THE BOARD OF TRUSTEES OF YOUR FUND HAS UNANIMOUSLY APPROVED EACH PROPOSAL AND RECOMMENDS THEM FOR YOUR APPROVAL. IN ADDITION, I SUPPORT THESE PROPOSALS AND INTEND TO CONTINUE IN MY ROLE WITH THE DISTRIBUTOR OF THE FUND AND TO PROVIDE CONSULTATION SERVICES TO THE GBGS ADVISORY TEAM. I AM PLEASED TO VOTE MY OWN SHARES OF THE FUND IN FAVOR OF THESE PROPOSALS AND PERSONALLY RECOMMEND THE SAME COURSE TO YOU.


As always, we thank you for your confidence and support. If you have any questions about any of the proposals, please feel free to call me directly.



Sincerely,


/s/ James A. Dreher
-------------------
James A. Dreher
Chairman of the Board

                     UNIVERSAL CAPITAL INVESTMENT TRUST
                            One Oakbrook Terrace
                      Oakbrook Terrace, Illinois  60181
                               (630) 932-3000



                      ---------------------------------

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                               August 13, 1997

                      ---------------------------------



To the shareholders of Universal Capital Investment Trust:

A special meeting of the shareholders of Universal Capital Growth Fund (the "Fund"), a series of Universal Capital Investment Trust (the "Trust"), will be held at the office of the Trust, One Oakbrook Terrace, Oakbrook Terrace, Illinois 60181, on August 13, 1997, at 10:00 a.m., Chicago time, to:

1.    Elect a board of trustees;

2. Consider approval of a new investment advisory agreement with Graver, Bokhof, Goodwin & Sullivan ("GBGS"); and

3.    Transact such other business as may properly come before the meeting.

Shareholders of record at the close of business on June 30, 1997 are entitled to vote at the meeting.

For the board of trustees,



Linda M. Kozak
Secretary


July 16, 1997



                     * * * YOUR VOTE IS IMPORTANT * * *

                PLEASE SIGN AND MAIL THE ENCLOSED PROXY CARD

                               PROXY STATEMENT


The board of trustees of Universal Capital Investment Trust (the "Trust") is soliciting proxies from the shareholders for use at a special meeting of shareholders to be held August 13, 1997, and at any adjournment of that meeting. A proxy may be revoked at any time before it is voted, either in person or by written notice to the Trust or by delivery of a later-dated proxy.


Shareholders of record of the Trust at the close of business on June 30, 1997 are entitled to participate in the meeting and to cast one vote for each share held. The Trust had 705,374.533 shares of beneficial interest outstanding on the record date, all of which were shares of Universal
Capital Growth Fund (the "Fund"), the only series of the Trust. This proxy statement is first being mailed to shareholders on or about July 16, 1997. Any shareholder who desires a copy of the previously-mailed annual report (or the more recent semi-annual report) may obtain it upon request, without charge, from the office of the Trust, One Oakbrook Terrace, Suite 708, Oakbrook Terrace, Illinois 60181 or by calling (630) 932-3000.


                                INTRODUCTION

Integrated Financial Services, Inc. ("IFS") is the investment adviser for the Fund. Dreher & Associates, Inc. ("Dreher") is the distributor for the Fund. Both IFS and Dreher are majority owned by James A. Dreher.

On June 11, 1997, IFS, GBGS, Dreher and James A. Dreher entered into an agreement (the "Asset Purchase Agreement") pursuant to which GBGS will buy specified assets of IFS (the "Asset Sale"). The specified assets (the "Assets") include (a) IFS's right in and use of the "Universal Capital" name; (b) the investment advisory agreement dated January 14, 1991 by and among IFS, Dreher and the Fund; (c) all IFS's files, books, records and data files relating to the Fund and its investment history; and (d) all records relating to the Fund required to be maintained and retained under the 1940 Act or the Investment Advisers Act of 1940. Upon closing of the Asset Sale (scheduled for August 15, 1997 or as soon thereafter as practicable), GBGS would assume the investment management of the Fund under the same terms and conditions as the current investment advisory agreement, and Dreher would continue to serve as the Fund's distributor. Under the Investment Company Act of 1940 (the "1940 Act"), the Asset Sale would constitute an "assignment" of the Fund's investment advisory agreement and, therefore, would result in an automatic termination of that agreement. Accordingly, as discussed further below, a new investment advisory agreement for the Fund with GBGS is being proposed.

In exchange for the Assets, GBGS will pay $16,600 in cash to IFS. In addition to the Asset Purchase Agreement, GBGS and IFS have entered into a Consulting Agreement dated as of June 11, 1997. Under the terms of the Consulting Agreement, GBGS will engage IFS to provide consulting services to GBGS with respect to the marketing and distribution of the Fund, for twelve years, commencing upon the closing of the Asset Sale (the "Effective Date"). GBGS will compensate IFS for such consulting services as follows:
(a) by paying IFS $16,600 on the six-month anniversary of the Effective Date, (b) by making ten payments of $16,600, adjusted by a ratio measuring net sales/redemptions, commencing on the one-year anniversary of the Effective Date and every six months thereafter, and (c) by making twelve payments, each equal to 1.00% of the investment advisory fees paid by the Fund to GBGS during the preceding six-month period, commencing on the six-year anniversary of the Effective Date and every six months thereafter.

The Asset Purchase Agreement requires other important commitments from the parties, including the following:

* IFS, Dreher and James A. Dreher agree to not engage in the business of providing investment advisory services to any registered investment company for six years from the date of the closing of the Asset Sale (the "Closing Date").

* GBGS agrees to not take or recommend any action that would (a) cause more than 25% of the trustees of the Board of the Fund to be "interested persons," as defined in Section 2(a)(19) of the 1940 Act for three years from the Closing Date, or (b) constitute an "unfair burden" on the Fund within the meaning of Section 15(f) of the 1940 Act for a period of two years from the Closing Date.

* GBGS, to the extent consistent with its fiduciary duties and applicable law, agrees to recommend to the Board that Dreher be appointed the distributor of the shares of the Fund pursuant to a Distribution Agreement until the sixth anniversary of the Closing Date.

* Dreher, to the extent consistent with its fiduciary duties, trade principles, NASD rules and other laws, agrees to recommend that its customers for whom the Fund is a suitable investment and other broker-dealers with which it has a selling group agreement that they invest or remain invested in the Portfolio for six years following the Closing Date.

* GBGS agrees, for a period of six years after the Closing Date, and subject to approval of the Board, to use its best efforts to execute Fund agency trades with Dreher if, in GBGS's judgment, the use of Dreher is likely to result in prices and execution at least as favorable to the Fund as those available from other qualified brokers and if, in such transactions, Dreher charges the Fund commission rates consistent with those charged by Dreher to comparable unaffiliated customers in similar transactions and no less favorable to the Fund, as a percentage of Dreher's standard commission schedule, than charged by Dreher to the Fund prior to the Closing Date.

Under the Asset Purchase Agreement, the closing of the Asset Sale is subject to several conditions, including the conditions that: (1) the Board take action (a) to approve an investment advisory agreement between GBGS and the Fund, (b) to approve a distribution arrangement acceptable to GBGS, (c) to approve a restructuring of the Board to comply with Section 15(f) of the 1940 Act, to include a representative of GBGS and to exclude the current interested trustees (the "Board Restructuring"), and (d) to call, with a recommendation of a favorable vote, a shareholder meeting of the Fund to approve the Fund's investment advisory agreement with GBGS and the Board Restructuring; and (2) the Fund's shareholders approve the new investment advisory agreement and the Board Restructuring. In addition, the Asset Purchase Agreement may be terminated by GBGS on the Closing Date if the total net assets of the Fund are less than $10,000,000. The Agreement may also be terminated if the closing of the Asset Sale does not occur on or before December 31, 1997.

                          1.  ELECTION OF TRUSTEES

A condition to the consummation of the Asset Sale is that a restructuring of the Board be approved such that the composition of the Board complies with Section 15(f) of the 1940 Act. Section 15(f) provides, in pertinent part, that for a period of three years after the Asset Sale, at least 75% of the trustees of the Board may not be "interested persons" (as defined in the 1940 Act) of IFS or GBGS.

In order to meet the requirements of Section 15(f), four (4) persons have been nominated to the Board by the current disinterested trustees. The nominees include one of the current disinterested trustees (Alan L. Zable), two additional disinterested nominees (William J. Breen and Robert F. Seebeck) and one nominee who is affiliated with GBGS (Andrew J. Goodwin,
III).

The nominees, if elected, will take office upon the consummation of the Asset Sale and their election and qualification is contingent upon consummation of the Asset Sale. The term of each person elected as trustee will be from the date of the consummation of the Asset Sale until the next meeting held for the purpose of electing trustees and until his or her successor is elected and qualified. If the Asset Sale is not consummated, the current trustees of the Trust will continue to serve as the Trust's Board.

All of the nominees have consented to serve as trustees. However, if any nominee is not available for election at the time of the meeting, the proxies may be voted for such other person(s) as shall be determined by the persons acting under the proxies in their discretion.

The following tables show each nominee and non-continuing trustee and such person's age as of May 31, 1997, principal occupation or employment during the past five years and other board memberships. The tables also show, to the extent applicable, the year in which the person was first elected or appointed to the Board of Trustees of the Trust.


                                  NOMINEES

NAME, AGE AND FIVE-YEAR BUSINESS EXPERIENCE           LENGTH OF SERVICE

Andrew J. Goodwin, III (53)(1)                        Nominee
    General Partner of GBGS since 1991;
    Managing Director of Garzarelli Investment
    Management, LLC, since 1995; Treasurer and
    Secretary of The Garzarelli Funds since 1997

William J. Breen (59)                                 Nominee
    Principal, Financial Computer Services and
    Disciplined Investment Advisors, Inc. since 1972;
    Professor of Finance, Northwestern University
    since 1974

Robert F. Seebeck (71)                                Nominee
    Retired; formerly, Managing Director of
    Russell Reynolds Associates, Inc., August,
    1974 through December, 1996; Vice President
    and Director of Smith Barney & Co., June,
    1960 through August, 1974.

                                      3

NAME, AGE AND FIVE-YEAR BUSINESS EXPERIENCE           LENGTH OF SERVICE

Alan L. Zable (61)(2)                                 Since 1991
    Consultant since January 1, 1995; Senior
    Vice President and Treasurer, Midwest Stock
    Exchange, Incorporated, April 1988 through
    December 1994; Managing Director and Chief
    Financial Officer, Mesirow Financial Services,
    Inc. (financial services holding company),
    prior thereto



                           NON-CONTINUING TRUSTEES

NAME, AGE AND FIVE-YEAR BUSINESS EXPERIENCE         LENGTH OF SERVICE

Richard H. Burgess (63)(3)                          Since 1991
    Compliance Officer, Terra Securities
    Corp.; Director of Field Audits, Dreher
    & Associates, Inc., December 1995 to
    June 1996; Vice President prior thereto,
    Dreher & Associates, Inc.

Patricia M. Ellington (61)(3)                       Since 1991
    Vice President, Dreher & Associates, Inc.
    since 1987 and Secretary prior thereto;
    Assistant Secretary and Assistant
    Treasurer, Integrated Financial Services,
    Inc., since 1988

Dennis J. Hiffman (55)                              Since 1991
    Vice President, Hiffman Shaffer
    Associates, Inc.  (commercial and
    industrial real estate development,
    management and brokerage).

Harold D. McAninch (64)
    Consultant; Interim President, Dundalk          Since 1991
    Community College, June 1994 until
    January 1996; prior thereto, President,
    College of DuPage (community college).


(1)   Mr. Goodwin is an "affiliate" of GBGS as defined in the 1940 Act.
(2) Messrs. Hiffman, McAninch and Zable are members of the audit committee of the board of trustees, which makes recommendations regarding the selection of the Trust's independent auditors and meets with representatives of the independent auditors to determine the scope and review the results of each audit.
(3) Mr. Burgess and Ms. Ellington are "interested persons" of the Trust as defined in the 1940 Act and Ms. Ellington is a member of the executive committee of the board of trustees which has authority during intervals between meetings of the board of trustees to exercise the powers of the board.

The following table shows shares of the Fund as to which each trustee or nominee, and all current trustees and officers of the Trust as a group, had or shared power over voting or disposition at May 31, 1997.


                                 Amount of
                           Beneficial Ownership(1)
                          ------------------------

                              Sole Voting         Other
      Name of                or Investment     Beneficial      Percentage
      Trustee                   Power(2)       Ownership(3)    Ownership
      -------                -------------     ------------    ----------

Richard H. Burgess              1,523              0               *

Patricia M. Ellington           4,039             407              *

Andrew J. Goodwin, III            0                0               0

Dennis J. Hiffman                 0                0               0

Harold D. McAninch              1,487              0               *

Alan L. Zable                   2,568              0               *

Trustees and officers of the   21,244            3,088            3%
  Trust as a group
  (eight persons)


--------------

*     Less than 1% of the outstanding shares of the Fund

(1) All of the shares of the Fund over which the nominees, trustees and officers of the Trust, directly or indirectly, had or shared voting or investment power, have been deemed beneficially owned in accordance with Rule 13d-3 of the Securities Exchange Act of 1934.

(2) Includes all shares as to which such person had sole power over voting or disposition, and includes shares over which such persons had sole power over disposition but not voting, allocated under certain benefit plans to the accounts of the trustees and officers who are employees of the investment adviser.

(3) Includes all shares as to which such person had shared power over voting or disposition and shares beneficially owned by the spouse and minor children of such person (as to which he or she disclaims actual beneficial ownership).


The Board met four times during the Trust's fiscal year ended September 30, 1996. Each then current trustee attended 75% or more of the meetings of the Board and the committees of which he or she was a member. The Board does not have a standing nominating committee.


The Trust currently pays each disinterested trustee $250 per meeting. Trustees or officers who are "interested persons" receive no compensation from the Trust for their services as such.

The table below shows, for each disinterested trustee, the aggregate compensation paid or accrued by the Trust for the fiscal year ended September 30, 1996.


          TRUSTEES                         AGGREGATE COMPENSATION FROM TRUST
          --------                         ---------------------------------

Dennis J. Hiffman                                      $1,000
Harold D. McAninch                                      $ 750
Alan L. Zable                                          $1,000


              2.  APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT

INTRODUCTION. As discussed above, consummation of the Asset Sale would constitute an "assignment" of the Fund's current investment advisory agreement and, therefore, would result in an automatic termination of that agreement. Accordingly, on June 30, 1997, the Board of Trustees, including the disinterested trustees, unanimously approved a new investment advisory agreement with GBGS, subject to approval by the shareholders of the Fund and the consummation of the Asset Sale. The following discussion is qualified in its entirety by reference to the form of new investment advisory agreement attached hereto as Exhibit A.


CURRENT INVESTMENT ADVISORY AGREEMENT. IFS has served as investment advisor to the Fund since its inception in 1991 pursuant to an investment advisory agreement dated January 14, 1991. The current agreement was last approved by shareholders on March 9, 1992 in connection with the shareholders' initial approval of such agreement following a public offering of the Fund, and last renewed by the Board of Trustees, including a majority of the disinterested trustees, on December 11, 1996.


Under the terms of the current agreement, subject to the expense limitations described below, the Fund pays all its own operating expenses that are not specifically assumed by IFS, including (i) the advisory fee;
(ii) interest; taxes and any governmental filing fees; (iii) compensation and expenses of the trustees, other than those who are interested persons of the Trust, IFS or Dreher, the distributor for the Fund; (iv) legal, audit, custodial, fund accounting and transfer agency fees and expenses;
(v) fees and expenses related to the organization of the Fund and registration and qualification of the Fund and its shares under federal and state securities laws; (vi) expenses of printing and mailing reports, notices and proxy material to shareholders, and expenses incidental to meetings of shareholders; (vii) expenses of preparing prospectuses and of printing and distributing them to existing shareholders; (viii) insurance premiums; (ix) litigation and indemnification expenses and other extraordinary expenses not incurred in the normal course of the business of the Trust; (x) distribution expenses pursuant to the Distribution Plan; and
(xi) brokerage commissions and other transaction-related costs.

For its management and advisory services, IFS is paid by the Fund a fee, accrued daily and paid monthly, at the annual rate of 1.0% of the first $250 million of the Fund's average daily net assets and .75% of average daily net assets in excess of $250 million. IFS has voluntarily undertaken to reimburse the Fund for any annual operating expenses in excess of 2% of the Fund's average net assets through December 31, 1997.

During the fiscal year ended September 30, 1997, the Fund incurred total advisory fees of $102,176, but IFS waived fees or reimbursed expenses in the aggregate amount of $35,431 pursuant to its expense limitation undertaking.

The current agreement will remain in effect until January 13, 1998, and from year to year thereafter, so long as its continuance is approved at least annually by (a) the board of trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Fund and (b) the vote of a majority of the trustees of the Trust who are not "interested persons" of any party to the agreement, cast in person at a meeting called for the purpose of voting on such approval. The current agreement may be terminated at any time, without penalty, by either the Trust or IFS on 60 days' written notice and is automatically terminated in the event of its assignment (as defined in the 1940 Act).

The current agreement provides that IFS shall not be liable for any loss suffered by the Trust or its shareholders as a consequence of any act or omission in connection with investment advisory or portfolio services under the agreement, except by reason of willful misfeasance, bad faith or gross negligence on the part of IFS in the performance of its duties or by reason of reckless disregard by IFS of its obligations and duties under the agreement.

NEW INVESTMENT ADVISORY AGREEMENT. As noted above, consummation of the Asset Sale would constitute an "assignment," as that term is defined in the
1940 Act, of the Funds' current investment agreement with IFS.   As
required by the 1940 Act, the current investment advisory agreement provides for its automatic termination in the event of its assignment. In anticipation of the Asset Sale, a new investment advisory agreement between the Fund and GBGS is being proposed for approval by the shareholders of the Fund. The new investment advisory agreement will be dated as of the date of the consummation of the Asset Sale. The Asset Sale is currently expected to close on August 15, 1997. The new investment advisory agreement will be in effect for an initial term ending March 31, 1999, and may continue thereafter from year to year if approved at least annually by a "majority of the outstanding voting securities" of the Fund, as defined in the 1940 Act, or by the Board and, in either event, by the vote of a majority of the trustees who are not parties to the agreement or interested persons of any such party, cast in person at a meeting called for such purpose. THE NEW INVESTMENT ADVISORY AGREEMENT IS ON THE SAME TERMS AS THE CURRENT INVESTMENT ADVISORY AGREEMENT.

INFORMATION REGARDING GBGS. Graver, Bokhof, Goodwin & Sullivan is a registered investment adviser whose predecessor firm was founded in 1981. The firm is owned by its principals, who also have ownership interests in three other advisory firms. The combined assets under management for the affiliated firms exceed $1 billion, with investment management provided to both institutional and individual clients. Among the firms there are 16 professional and 11 staff members who provide investment and administrative services to clients in equity, fixed income and venture capital portfolio management.

BOARD OF TRUSTEES EVALUATION. The Board of Trustees met on June 30, 1997 to consider the Asset Sale and its anticipated effects of the Fund. On that date, the Board, including a majority of the trustees who are not parties to the proposed new investment advisory agreement or interested persons of IFS or GBGS, voted to approve the new investment advisory agreement and to recommend it to shareholders for their approval. The Board obtained from IFS, GBGS and Dreher various information regarding GBGS and the plans of the parties. At the June 1997 meeting, GBGS personnel presented a review of various matters including the history and organizational structure of GBGS, its investment performance record, the proposed team of GBGS partners and associates that would manage the Fund, its investments strategy, its financial condition and its general plans for the Fund.

During its deliberations, the Board used the assistance of legal counsel in understanding its fiduciary duties and the ramifications to the Fund of the Asset Sale. The Board questioned both GBGS and Dreher about the planned distribution of the Fund, including the proposed new sales commission schedule. The Board also discussed with GBGS its Fund administration capabilities and its plans.

In connection with its deliberations, the Board obtained certain assurances from the parties, including the following:

* GBGS had no current intention to change the Fund's investment objectives or policies.

* GBGS intends to devote to the Fund and its affairs all attention and resources that are necessary to provide the Fund with top quality investment advisory services.

* GBGS, IFS, Dreher and Mr. Dreher intend to comply with Section 15(f) of the 1940 Act and are not aware of any express or implied term, condition, arrangement or understanding that would impose an "unfair burden" on the Fund as a result of the Asset Sale.

* GBGS, Dreher and Mr. Dreher would take no action that would have the effect of imposing an "unfair burden" on the Fund as a result of the Asset Sale.

* GBGS would pay the cost of preparing and distributing proxy materials to and of holding the meeting of the Fund's shareholders as well as other fees and expenses in connection with the Asset Sale, including the fees and expenses of legal counsel to the fund.

In evaluating the new investment advisory agreement, the Board took into account that the terms relating to the services provided and the fees and expenses payable by the Fund are the same under the current investment advisory agreement. The Board noted that in previously approving the current investment advisory agreement, the Board had considered a number of factors including the investment advisory fees and expense ratios of the Fund and competitive investment companies.

The Board particularly considered, as discussed above, the conditions in the Asset Purchase Agreement that GBGS agrees to recommend to the Board that Dreher be appointed the distributor of the shares of the Fund and that GBGS agrees to use its best efforts to execute Fund agency trades with Dreher.

The Board also considered the recommendation of GBGS and Dreher to revise the Fund's front-end sales commission schedule coincident with the consummation of the Asset Sale. See "Other Information - Distributor and Current Rule 12b-1 Plan" below.

As a result of its investigation and consideration of the Asset Sale and the new investment advisory agreement, at its June 30, 1997 meeting, the Board voted to approve the new investment advisory agreement and to recommend it to shareholders of the Fund for their approval.

                              3.  OTHER MATTERS

The management is not aware of any other matters that will come before the meeting. If any other business should come before the meeting, however, your proxy, if signed and returned, will give discretionary authority to the persons designated in it to vote according to their best judgment.

                              OTHER INFORMATION

EXECUTIVE OFFICERS OF THE TRUST. The officers of the Trust, their principal occupations during the past five years, other business affiliations and ages at May 31, 1997, are set forth below:


                           Position(s)
    Name (Age)             with Trust               Principal Occupation(s)
    ----------             -----------              -----------------------

James A. Dreher (63)       Chairman                President, Integrated Financial
                                                   Services, Inc., and President,
                                                   Dreher & Associates Inc.

Patricia M. Ellington (61) Trustee and President   Vice President, Dreher &
                                                   Associates, Inc., since 1987
                                                   and Secretary prior thereto;
                                                   Assistant Secretary and
                                                   Assistant Treasurer, Integrated
                                                   Financial Services, Inc., since
                                                   1988

Linda M. Kozak (36)        Secretary and Treasurer Secretary and Treasurer,
                                                   Dreher & Associates, Inc.
                                                   (since 1987)and Integrated
                                                   Financial Services, Inc. and
                                                   Dreher Insurance Services, Inc.
                                                   (since 1988); Tax accountant,
                                                   Coopers & Lybrand, prior to
                                                   1987.

It is anticipated that, after consummation of the Asset Sale, the restructured Board will elect new officers who are expected to include persons affiliated with GBGS.


GBGS. GBGS is located at 100 South Wacker Drive, Suite 2100, Chicago, Illinois 60606-4005. GBGS is a limited partnership organized under the laws of the State of Illinois. The names and principal occupations of the General Partners of GBGS are as follows:




Name                            Principal Occupation
----                            --------------------

Steven F. Graver                Partner, Graver, Bokhof, Goodwin & Sullivan

H. Steel Bokhof, Jr.            Partner, Graver, Bokhof, Goodwin & Sullivan

Andrew J. Goodwin, III*         Partner, Graver, Bokhof, Goodwin & Sullivan

James F. Sullivan               Partner, Graver, Bokhof, Goodwin & Sullivan
                                Principal, Burnham, Sullivan, Andelbradt & Co.



----------------
* as 85% General Partner of Goodwin Investors L.P.

IFS. IFS is located at One Oakbrook Terrace, Suite 708, Oakbrook Terrace, Illinois 60181. IFS is owned 67% by James A. Dreher, 10% by Patricia M. Ellington, 10% by Richard H. Burgess and 13% by Daniel Zawada, Executor of the Estate of Nicholas J. Biscan. The names and principal occupations of the principal executive officers and the directors of IFS are as follows:


Name                            Principal Occupation
----                            ---------------------

James A. Dreher                 President and Director,
                                Integrated Financial Services, Inc. and
                                Dreher & Associates

Linda M. Kozak                  Secretary and Treasurer,
                                Integrated Financial Services, Inc.

Patricia M. Ellington           Vice President,
                                Integrated Financial Services, Inc.



DISTRIBUTOR AND CURRENT RULE 12B-1 PLAN.   Dreher, a broker-dealer owned by
Messrs. Dreher and Burgess and Ms. Ellington, serves as distributor for the Fund. Dreher has the exclusive right to distribute shares of the Fund in a continuous offering through affiliated and unaffiliated dealers. The obligation of Dreher is an agency or "best efforts" arrangement, which does not obligate Dreher to sell any stated number of shares. Dreher is located at One Oakbrook Terrace, Suite 708, Oakbrook Terrace, Illinois 60181. Dreher is responsible for all purchases, sales, redemptions and other transfers of shares of the Fund without any charge to the Fund except the fees paid to Dreher under the Distribution Plan. Dreher is also responsible for all expenses incurred in connection with its performance of services for the Fund, including, but not limited to, personnel, office space and equipment, telephone, postage and stationery expenses. Dreher receives commissions from sales of shares of the Fund which amounts are not expenses of the Fund but represent sales commissions added to the net asset value of shares purchased from the Fund. During the fiscal year ended September 30, 1996, Dreher received and retained commissions of $33,145. As noted above, coincident with the Asset Sale, the Board has approved a change in the Fund's front-end sales commission schedule, as follows:



                            Paid by the Investor
                            --------------------

                                                                        % of Offering
                                As a % of Offering   As a % of Net    Price Retained by
Investment                            Price         Amount Invested*    Selling Dealer
----------                      ------------------  ----------------  -----------------

Less than $50,000                      5.50%              5.82%              4.75%
$50,000 but less than $100,000         4.50%              4.71%              3.75%
$100,000 but less than $200,000        3.50%              3.63%              2.75%
$200,000 but less than $350,000        2.50%              2.56%              2.00%
$350,000 but less than $500,000        1.50%              1.52%              1.00%
$500,000 and over                      0.00%              0.00%              0.00%


* Rounded to the nearest one-hundredth percent.

However, shareholders of the Fund prior to the date of the Asset Sale will be permitted to purchase shares of the Fund in accordance with the Fund's previous front-end sales commission schedule which follows:




                            Paid by the Investor
                            --------------------

                                                                        % of Offering
                                As a % of Offering   As a % of Net    Price Retained by
Investment                            Price         Amount Invested*    Selling Dealer
----------                      ------------------  ----------------  -----------------

Less than $100,000                     1.50%              1.52%              1.75%
$100,000 but less than $250,000        1.00%              1.01%              1.25%
$250,000 or more                       NONE               NONE               0.25%




* Rounded to the nearest one-hundredth percent.


The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act dated January 14, 1991, whereby the Fund pays to Dreher, as compensation for the services and expenses described below, fees accrued daily and paid monthly at the aggregate annual rate of .50% of the Fund's average daily net assets for expenses incurred in the distribution of the Fund's shares.

Under the Distribution Plan, Dreher makes payments (commonly called "trail commissions") to broker-dealers and others who have executed selling group agreements with Dreher, at rates of up to .50% of the average daily net asset value of shares held by shareholders to whom selling group members provide services. Dreher also pays for the preparation and printing of advertising and sales literature, the printing of prospectuses and shareholder reports used for marketing purposes, and other expenses incurred in connection with the sale of Fund shares.

During the year ended September 30, 1996, the Fund made payments to Dreher pursuant to the Distribution Plan, and Dreher paid expenses in connection with the distribution of Fund shares as shown below:


          Distribution fees paid by Fund to Dreher:            $51,088

          Distribution expenses incurred by Dreher:

                Fees reallowed to brokers                      $30,653
                Employee Compensation                            5,840
                Printing - Quarterly reports to brokers          2,420
                Printing - Prospectus                            6,269
                Printing - Other                                   629

          Other marketing expenses                               2,127

          Total Expenses                                       $47,938
                                                               -------

PORTFOLIO TRANSACTIONS. Portfolio transactions on behalf of the Fund effected on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

In executing portfolio transactions, IFS does, and GBGS would, use its best efforts to obtain for the Fund the most favorable price and execution available. In seeking the most favorable price and execution, IFS does, and GBGS would, consider all factors it deems relevant, including price, the size of the transaction, the nature of the market for the security, the amount of commission, the timing of the transaction taking into account market prices and trends, the execution capability of the broker-dealer and the quality of service rendered by the broker-dealer in the other transactions.

The trustees have determined that portfolio transactions for the Fund may be executed through Dreher, if, in the judgment of IFS, the use of Dreher is likely to result in prices and execution at least as favorable to the Fund as those available from other qualified brokers and if, in such transactions, Dreher charges the Fund commission rates consistent with those charged by Dreher to comparable unaffiliated customers in similar transactions. The board of trustees, including a majority of the trustees who are not interested trustees, has adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to Dreher are consistent with the foregoing standard. The Fund will not effect principal transactions with Dreher. In executing portfolio transactions through Dreher, the Fund will be subject to, and intends fully to comply with, section 17(e) of the Investment Company Act of 1940 and the rules thereunder.

Brokerage commissions incurred during the fiscal year ended September 30, 1996 aggregated $31,168 for the Fund, not including the gross underwriting spread on securities purchased in underwritten public offerings, all of which was paid to Dreher. As noted above, GBGS has agreed to use its best efforts to continue to execute Fund agency trades with Dreher. It is expected that a significant portion of the Fund's portfolio transactions would continue to be executed through Dreher.

PRINCIPAL SHAREHOLDERS. At May 31, 1997, no person was known by the Trust to own beneficially five percent or more of the outstanding shares of the Fund, as determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934.

SOLICITATION OF PROXIES. Proxies will be solicited by the board of trustees, and the cost of solicitation will be paid by GBGS. Additional solicitation may be made by mail, personal interview, telephone and telegraph by IFS, Dreher or GBGS personnel who will not be additionally compensated therefor.

SHAREHOLDER PROPOSALS. The Trust does not intend to hold regular annual or special meetings of shareholders unless required by the 1940 Act.
Therefore, the date of the next meeting, if any, is not known.

ANNUAL REPORT. The Trust's annual report to shareholders for the fiscal year ended September 30, 1996 has been previously mailed to shareholders. Any shareholder who desires an additional copy of the annual report (or the more recent semi-annual report) may obtain it upon request (without charge) from the office of the Trust, One Oakbrook Terrace, Suite 708, Oakbrook Terrace, Illinois 60181 or by calling (630) 932-3000.

QUORUM, VOTING.   Each valid proxy will be voted in accordance with the
instructions on the proxy and as the persons named in the proxy determine on such other business as may come before the meeting. If no instructions are given, the proxy will be voted FOR items 1 and 2. Voting instructions given by telephone or electronically transmitted instruments may be counted if obtained pursuant to procedures designed to verify that such instructions have been authorized.

Item 1 (election of trustees) requires a plurality vote of the shares of the Trust. This means that the four nominees receiving the largest number of votes will be elected.

Item 2 (approval of the new investment advisory agreement) requires the affirmative vote of a "majority of the outstanding voting securities" as defined in the 1940 Act, meaning: the affirmative vote of the lesser of (1) 67% of the voting securities of the Fund present at the meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (2) more than 50% of the outstanding shares of the fund.

A majority of the shares of the Trust entitled to vote shall be a quorum for the transaction of business at the meeting. If, by the time of the meeting, a quorum of shareholders of the Trust is not present or if a quorum is present but sufficient votes in favor of any of the items are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further soliciting of proxies from the shareholders. Any such adjournment would require an affirmative vote of the majority of the shares of the Trust voted at the sessions of the meeting to be adjourned.
The persons named as proxies will vote in favor of any such adjournment if they determine that such adjournment and additional solicitation are reasonable and in the interest of the shareholders of the Trust.

In tallying shareholder votes, abstentions and "broker non-votes" (i.e. shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or person entitled to vote and
(ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted for purposes of determining whether a quorum is present for purposes of convening the meeting. On Item 1, abstentions and broker non-votes will have no effect; the four nominees receiving the largest number of votes will be elected. On Item 2, abstentions and broker non-votes will be considered to be both present at the meeting and issued and outstanding and, as a result, will have the effect of being counted as voted against the Item.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY.

BY ORDER OF THE BOARD OF TRUSTEES:




LINDA M. KOZAK
Secretary

                                                                   EXHIBIT A
                                                                   ---------

                        INVESTMENT ADVISORY AGREEMENT
                        ----------------------------

      GRAVER, BOKHOF, GOODWIN & SULLIVAN, a registered investment adviser (the "Adviser"), a limited partnership organized under the laws of the State of Illinois and having its principal office and place of business in Chicago, Illinois (the "Adviser"), and UNIVERSAL CAPITAL INVESTMENT TRUST, a Massachusetts business trust registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act") and having its principal office and place of business in Chicago, Illinois (the "Trust"), hereby agree as follows:

      1.    APPOINTMENT OF ADVISER.

            (a) Initial Fund. The Trust appoints the Adviser to act as manager and investment adviser to Universal Capital Growth Fund (the "Fund"), a series of the Trust, for the period and on the terms herein set forth. The Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

            (b) Additional Funds. If the Trust establishes one or more series of shares other than the Fund with respect to which it wishes to retain the Adviser to render management and investment advisory services hereunder, it shall notify the Adviser in writing, indicating the advisory fee which will be payable with respect to the additional series of shares. If the Adviser is willing to render such services, it shall notify the Trust in writing, whereupon such series of shares shall become a Fund hereunder.

      2.    DUTIES OF ADVISER.

      The Adviser, at its own expense, shall furnish the following services and facilities to the Trust:

            (a) Investment Program. The Adviser will (i) furnish continuously an investment program of the Fund, (ii) determine (subject to the overall supervision and review of the Board of Trustees of the Trust (the "Trustees")) what investments shall be purchased, held, sold or exchanged by the Fund and what portion, if any, of the assets of the Fund shall be held uninvested, and (iii) make changes on behalf of the Trust in the investments of the Fund. The Adviser will also manage, supervise and conduct the other affairs and business of the Trust and the Fund and matters incidental thereto, subject always to the control of the Trustees and to the provisions of the Declaration of Trust and Bylaws and the 1940 Act.

            (b) Office Space and Facilities. The Adviser shall furnish the Trust office space in the offices of the Adviser, or in such other place or places as may be agreed upon from time to time, and all necessary office facilities, simple business equipment, supplies, utilities, and telephone service for managing the affairs and investments of the Trust. These services are exclusive of the necessary services and records of any dividend disbursing agent, transfer agent, registrar, custodian or fund accounting agent.

            (c) Personnel. The Adviser shall provide all necessary executive and clerical personnel for administering the affairs of the Trust and shall compensate the Trustees and all personnel and officers of the Trust if such persons are also employees of the Adviser or its affiliates, except as provided in Paragraph 3(g) hereof.

            (d) Portfolio Transactions. The Adviser shall place all orders for the purchase and sale of portfolio securities for the account of the Fund with brokers or dealers selected by the Adviser, although the Fund will pay the actual brokerage commissions on portfolio transactions in accordance with Paragraph 3(d). In executing portfolio transactions and selecting brokers or dealers, the Adviser will use its best efforts to seek on behalf of the Trust or the Fund the best overall terms available for any transaction. The Adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

                  To the extent contemplated by the Trust's registration
            statement under the 1933 Act, in evaluating the best overall terms available, and in selecting the broker or dealer to execute a particular transaction, the Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or other accounts over which the Adviser or an affiliate of the Adviser exercises investment discretion. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable combination of net price and execution available, the Adviser may consider sales of shares of a Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. The Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of that particular transaction or in terms of all of the accounts over which investment discretion is so exercised.

                  The Adviser (or an affiliate of the Adviser) may act as
            broker for Trust in connection with the purchase or sale of securities by or to Trust if and to the extent permitted by procedures adopted from time to time by the Trustees. Such brokerage services are not within the scope of the duties of the Adviser under this agreement, and, within the limits permitted by law and the Trustees, the Adviser (or an affiliate of the Adviser) may receive brokerage commissions, fees or other remuneration from Trust for such services in addition to its fee for services as Adviser.

            (e) Other Services. Within the limits permitted by law, the Adviser may receive compensation from the Trust for other services performed by it for the Trust which are not within the scope of the duties of the Adviser under this agreement.

      3.    ALLOCATION OF EXPENSES.

      Except for the services and facilities to be provided by the Adviser as set forth in Paragraph 2 above, the Trust assumes and shall pay all expenses for all other Trust operations and activities and shall reimburse the Adviser for any such expenses incurred by the Adviser. The expenses to be borne by the Trust shall include, without limitation:

            (a) the charges and expenses of any registrar, stock transfer or dividend disbursing agent, custodian or depository appointed by the Trust for the safekeeping of its cash, portfolio securities and other property or agent performing fund accounting services;

            (b) payments under the Trust's distribution plan or plans adopted pursuant to rule 12b-1 under the 1940 Act;

            (c)   the charges and expenses of independent auditors;

            (d) brokerage commissions and any other costs incurred for transactions in the portfolio securities of the Trust;

            (e) all taxes, including issuance and transfer taxes, and corporate fees payable by the Trust to Federal, state or other governmental agencies;

            (f) the cost of stock certificates (if any) representing shares of the Trust;

            (g) expenses involved in registering and maintaining registrations of the Trust and of its shares with the Securities and Exchange Commission and various states and other jurisdictions, including reimbursements of actual expenses incurred by the Adviser in performing such functions for the Trust and including compensation of employees of the Adviser in proportion to the time spent on such matters;

            (h) all expenses of shareholders' and Trustees' meetings, including meetings of committees and of preparing, printing and mailing proxy statements, quarterly reports, semi-annual reports, annual reports and other communications to shareholders (but not expenses of printing and mailing any such documents used for promotional purposes);

            (i) all expenses of preparing and setting in type prospectuses, and expenses of printing and mailing the same to shareholders (but not expenses of printing and mailing of prospectuses and literature used for promotional purposes);

            (j) compensation and travel expenses of Trustees who are not "interested persons" within the meaning of the 1940 Act;

            (k) the expense of furnishing, or causing to be furnished, to each shareholder a statement of the shareholder's account, including the expense of mailing;

            (l) charges and expenses of legal counsel in connection with matters relating to the Trust, including, without limitation, legal services rendered in connection with the Trust's corporate and financial structure and relations with its shareholders, issuance of Trust shares and registration and qualification of securities under Federal, state and other laws;

            (m) the expenses of attendance at professional meetings of organizations such as the Investment Company Institute by the Trustees and officers of the Trust, and the membership or association dues of such organizations;

            (n) the cost and expense of maintaining the books and records of the Trust, including general ledger accounting;

            (o) the expense of obtaining and maintaining insurance including a fidelity bond as required by Section 17(g) of the 1940 Act;

            (p)   interest payable on Trust borrowings; and

            (q)   postage.

      4.    ADVISORY FEE.

            (a) For the services and facilities to be provided to the Fund by the Adviser as provided in Paragraph 2 hereof, the Trust shall pay the Adviser a monthly fee with respect to the Fund as soon as practical after the last day of each calendar month, which fee shall be paid at the rate set forth below based upon the Monthly Average Net Assets (as defined in subparagraph (c) below) of the Fund for such calendar month:

                                    ADVISORY FEE SCHEDULE

                Monthly Average                        Monthly
                Net Assets                             Fee Rate
                ---------------                        --------

                Up to and including $250 million       1/12 of 1.00%

                Over $250 million                      1/12 of .75%


            (b) In the case of termination of this Agreement during any calendar month, the fee for that month shall be reduced proportionately based upon the number of calendar days during which it is in effect and the fee shall be computed upon the average net assets of the Fund for the business days during which it is so in effect.

            (c) The "Monthly Average Net Assets" of the Fund for any calendar month shall be equal to the quotient produced by dividing (i) the sum of the net assets of the Fund, determined in accordance with procedures established from time to time by or under the direction of the Trustees in accordance with the Agreement and Declaration of Trust of the Trust, as of the close of business on each day during such month that the Fund was open for business, by (ii) the number of such days.

      5.    EXPENSE LIMITATION.

      The Adviser agrees that for any fiscal year of the Trust during which the total of all expenses of the Fund (including investment advisory fees under this agreement, but excluding interest, portfolio brokerage commissions and expenses, taxes and extraordinary items) exceeds the lowest expense limitation imposed in any state in which the Fund is then making sales of its shares or in which its shares are then qualified for sale, the

Adviser will reimburse the Fund for such expenses not otherwise excluded from reimbursement by this Paragraph 5 to the extent that they exceed such expense limitation.

      6.    TRUST TRANSACTIONS.

      The Adviser agrees that neither it nor any of its officers or directors will take any long or short position in the shares of the Trust; provided, however, that such prohibition:

            (a) shall not prevent the Adviser from purchasing shares of the Trust if orders to purchase such shares are placed upon the receipt by the Adviser of purchase orders for such shares and are not in excess of such purchase orders received by the Adviser; and

            (b) shall not prevent the purchase of shares of the Trust by any of the persons above described for their account and for investment.

      7.    RELATIONS WITH TRUST.

      Subject to and in accordance with the Agreement and Declaration of Trust and Bylaws of the Trust and the Articles of Incorporation and Bylaws of the Adviser, respectively, it is understood that the Trustees, officers, agents and shareholders of the Trust are or may be interested in the Adviser (or any successor thereof) as directors, officers, or otherwise, that directors, officers, agents and shareholders of the Adviser are or may be interested in the Trust as Trustees, officers, shareholders or otherwise, and that the effect of any such adverse interests shall be governed by the Agreement and Declaration of Trust, Articles of Incorporation and Bylaws.

      8.    LIABILITY OF ADVISER AND OFFICERS AND TRUSTEES OF THE TRUST

      No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties under this Agreement. Nor shall any provision hereof be deemed to protect any Trustee or officer of the Trust against any such liability to which he might otherwise be subject by reason of any willful misfeasance, bad faith, gross negligence or reckless disregard of his obligations and duties. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise the remainder of this Agreement shall not be affected thereby.


      9.    DURATION AND TERMINATION OF THIS AGREEMENT.

            (a) Duration. This Agreement shall become effective on the date hereof. Unless terminated as herein provided, this Agreement shall remain in full force and effect until March 31, 1999 and shall continue in full force and effect for successive periods of one year thereafter so long as such continuance is approved at least annually (i) by either the Trustees or by vote of a majority of the outstanding voting shares (as defined in the 1940 Act) of the Fund, and (ii) in either event by the vote of a majority of the Trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval.

                  Any approval of this Agreement by the holders of a
            majority of the outstanding shares (as defined in the 1940

            Act) of the Fund shall be effective to continue this Agreement notwithstanding that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Trust, unless such approval shall be required by any other applicable law or otherwise.

            (b) Termination. This Agreement may be terminated at any time, without payment of any penalty, by vote of the Trustees or by vote of a majority of the outstanding shares (as defined in the 1940 Act) of the Fund, or by the Adviser on sixty (60) days' written notice to the other party.

            (c) Automatic Termination. This Agreement shall automatically and immediately terminate in the event of its assignment.

      10.   SERVICES NOT EXCLUSIVE.

      The services of the Adviser to the Trust hereunder are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services hereunder are not impaired thereby.

      11.   LIMITATION OF LIABILITY.

      The obligations of the Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trust, personally, but shall bind only the assets and property of the Trust as provided in the Agreement and Declaration of Trust of the Trust. The execution and delivery of this Agreement have been authorized by the Trustees and shareholders of the Trust and signed by an authorized officer of the Trust, acting as such, and neither such authorization by the Trustees and shareholders nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Trust as provided in its Declaration of Trust.

      IN WITNESS WHEREOF, this Investment Advisory Agreement has been executed for the Adviser and the Trust by their duly authorized officers, as of the _____ day of ____________, 1997.

                                        GRAVER, BOKHOF, GOODWIN & SULLIVAN


                                        By:_______________________________
                                           Andrew J. Goodwin, Partner



                                        UNIVERSAL CAPITAL INVESTMENT TRUST


                                        By:_______________________________
                                           __________________, President

In order to vote your shares, please sign and date this card and return it in the envelope provided. By returning this card, you authorize the proxies to vote on each proposal as marked, or, if not marked, as indicated.

                        UNIVERSAL CAPITAL GROWTH FUND
             SPECIAL MEETING OF SHAREHOLDERS OF AUGUST 13, 1997
             PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The Board of Trustees recommends voting "FOR" the election of trustees and "FOR" proposal 2.

(1) For election as trustees, the nominees are:

(A) Andrew J. Goodwin, III  (B) William J. Breen   (C) Robert F. Seebeck
(D) Alan L. Zable

To vote for all nominees, mark an "X" in the "For All" box. To withhold authority for any individual nominee, mark an "X" in the box marked "for all except," and mark another "X" in the appropriate nominee's box. To withhold authority on all nominees, mark an "X" in the "withhold all" box.



  FOR ALL   WITHHOLD ALL  FOR ALL EXCEPT        (A)   (B)   (C)   (D)

   (  )         (  )           (  )       1     (  )  (  )  (  )  (  )

    FOR        AGAINST       ABSTAIN            Approval of the new investment
                                                advisory agreement with Graver,
   (  )         (  )           (  )       2     Bokhof, Goodwin & Sullivan



             (Continued on Reverse Side -- Sign on Reverse Side)

                         (Continued from other side)

                                        By signing and dating this card, you
                                        authorize James A. Dreher, Patricia
                                        M. Ellington and Linda M. Kozak or
                                        any of them, each with the power of
                                        substitution to vote your shares of
                                        the fund at the scheduled meeting of
                                        shareholders of the fund and at any
                                        adjournment of the meeting.  THEY
                                        SHALL VOTE AS RECOMMENDED BY THE
                                        BOARD, UNLESS OTHERWISE INDICATED,
                                        AND IN THEIR DISCRETION UPON SUCH
                                        OTHER BUSINESS AS MAY PROPERLY COME
                                        BEFORE THE MEETING.

                                        x___________________________________

                                        x___________________________________

                                              Dated__________________,  1997

                                              Please sign name or names as
                                              they appear to authorize the
                                              voting of your shares as
                                              indicated.  Where shares are
                                              registered with joint owners,
                                              all joint owners should sign.
                                              Persons signing as executors,
                                              administrators, trustees,
                                              etc., should so indicate.